EXHIBIT 99.1

News	General Motors	GM Communications
	Corporation	Detroit, Mich., USA
media.gm.com

For Release: 1:45 p.m. ET
January 5, 2009
GM Reports 221,983 Deliveries in December;
2,980,688 Vehicles Sold in 2008
•	December deliveries up 30 percent compared with October and up 43 percent compared with November
•	Market share in December expected around 24 percent, up about 4 ppts compared with November, reflecting renewed APR rate support through GMAC
•	Second half 2008 share up nearly 2 ppts compared with first half
•	2008 market share position anticipated to hold steady at just above 22 percent
DETROIT — General Motors dealers in the United States delivered 221,983 vehicles in December, down 31 percent compared with a year ago. However, total deliveries were 67,000 vehicles more than November’s result, up more than 43 percent month over month. GM December car sales of 87,506 were off 25 percent and truck sales of 134,477 were down 35 percent compared with a year ago.
For the year, GM delivered 2,980,688 vehicles while maintaining an expected market share just above 22 percent. Annual deliveries were down 23 percent compared with 2007, largely due to building weakness in the marketplace throughout the year spurred by economic headwinds such as the dramatic reduction in credit availability experienced in the fourth quarter, coupled with historically low levels of consumer confidence. Additionally, the American Axle strike and several supply disruptions impacted GM’s performance in the first half of the year.
“Given the ongoing challenges and the difficult market environment, we were very encouraged to see a volume rebound for GM in December compared with both October and November,” said Mark LaNeve, vice president, GM North America Vehicle Sales, Service and Marketing. “We are building more vehicles than ever that provide great value and Americans enjoy owning. That is why, for the year, we are seeing our market share holding steady at just above 22 percent. That’s 5 percentage points more and 760,000 vehicles more than our nearest competitor.
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“Our outstanding cars, trucks and crossovers are enabling us to hold the leadership position in a very difficult market. Our Red Tag Event was well-received, and the ability to offer some 0% financing through our partner GMAC in the last week of the month also helped,” LaNeve added.
Despite the weak market in December, Chevrolet Malibu continued its solid performance with total sales up 43 percent compared with last December. For 2008, Malibu sales of more than 178,000 vehicles were up 39 percent, making it the highest percentage gainer in the top 20 vehicles sold in America with a volume increase compared with 2007. With its six-speed transmission and four-cylinder engine combination, the Malibu delivers an EPA-estimated 33 mpg highway – tops in the industry’s mid-car segment. The Malibu Hybrid also offers the lowest-priced hybrid in the segment. Additionally, with 4,500 retail vehicles delivered, the Chevrolet Traverse crossover nearly doubled its retail volume compared with November.
“We’re really pleased about the strength of our Chevrolet brand, with the Malibu continuing to perform very well, and the Traverse crossover off to a strong start,” LaNeve added. “Also, with a harsh winter and lower gas prices, our trucks and SUVs are continuing to perform well in their segments. With GMAC now able to provide more financing capacity, and with all the exciting new car and crossover launches including the Cadillac CTS Sportwagon and SRX, Chevy Camaro and Equinox, and Buick LaCrosse in 2009, we are optimistic that with an overall market recovery we can begin to capitalize on the well-recognized product renaissance of all our brands.”
A total of 2,555 GM hybrid vehicles were delivered in the month. Hybrid sales included: 981 Chevrolet Tahoe, 442 GMC Yukon and 306 Cadillac Escalade 2-mode hybrid SUVs delivered. There were 454 Chevrolet Malibu, 34 Saturn Aura and 338 Vue hybrids sold in December. In 2008, GM sold a total of 14,439 hybrid vehicles.
GM inventories dropped compared with a year ago. In December, only about 872,000 vehicles were in stock, down about 36,000 vehicles (or 4 percent) compared with last year. There were about 397,000 cars and 475,000 trucks (including crossovers) in inventory at the end of December.
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Certified Used Vehicles
December 2008 sales for all certified GM brands, including GM Certified Used Vehicles, Cadillac Certified Pre-Owned Vehicles, Saturn Certified Pre-Owned Vehicles, Saab Certified Pre-Owned Vehicles, and HUMMER Certified Pre-Owned Vehicles, were 43,070 vehicles, up 21 percent from December 2007.
GM Certified Used Vehicles, the industry’s top-selling certified brand, posted December sales of 37,632 vehicles, up 24 percent from December 2007. Saturn Certified Pre-Owned Vehicles sold 888 vehicles, down 24 percent. Cadillac Certified Pre-Owned Vehicles sold 3,740 vehicles, up 11 percent. Saab Certified Pre-Owned Vehicles sold 548 vehicles, up 14 percent, and HUMMER Certified Pre-Owned Vehicles sold 262 vehicles, up 85 percent.
Total 2008 sales for all certified GM brands were 485,279 vehicles, down 5 percent from 2007. Annual sales for GM Certified Used Vehicles were 422,114 vehicles, down 6 percent. Saturn Certified Pre-Owned Vehicles sold 11,573 vehicles in 2008, down 9 percent. Cadillac Certified Pre-Owned Vehicles finished 2008 with sales of 41,598 vehicles, up 7 percent from 2007, while Saab Certified Pre-Owned Vehicles posted sales of 7,705 vehicles, up 6 percent, and HUMMER Certified Pre-Owned Vehicles sold 2,289 vehicles, up 71 percent.
“December sales for certified GM programs were strong, with GM Certified Used Vehicles up 24 percent over last December, as shoppers continue to seek value and peace of mind in a challenging economy,” said LaNeve. “GM Certified finished 2008 as the sales leader among all manufacturer-certified pre-owned brands for the seventh consecutive year, and our Cadillac, Saab and HUMMER luxury certified brands each posted strong year-to-year sales increases.”
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GM North America Reports December, 2008 Production; Q1 2009 Production Forecast at 420,000 Vehicles
In December, GM North America produced 249,000 vehicles (105,000 cars and 144,000 trucks). This is down 3,000 vehicles or 1 percent compared with December 2007 when the region produced 252,000 vehicles (71,000 cars and 181,000 trucks). (Production totals include joint venture production of 10,000 vehicles in December 2008 and 15,000 vehicles in December 2007.)
GM North America built 823,000 vehicles (371,000 cars and 452,000 trucks) in the fourth-quarter of 2008. This is down 219,000 vehicles or 21 percent compared to fourth-quarter of 2007 when the region produced 1.042 million vehicles (358,000 cars and 684,000 trucks). Additionally, the region’s 2009 first-quarter production forecast is now 420,000 vehicles (143,000 cars and 277,000 trucks),which is down about 53 percent compared with a year ago, and about 180,000 fewer than the previous forecast. GM North America built 885,000 vehicles (360,000 cars and 525,000 trucks) in the first-quarter of 2008. First quarter 2008 production was reduced nearly 100,000 vehicles due to the strike at American Axle.
General Motors Corp. (NYSE: GM), the world’s largest automaker, has been the annual global industry sales leader for 77 years. Founded in 1908, GM today employs about 252,000 people around the world. With global headquarters in Detroit, GM manufactures its cars and trucks in 34 countries. In 2007, nearly 9.37 million GM cars and trucks were sold globally under the following brands: Buick, Cadillac, Chevrolet, GMC, GM Daewoo, Holden, HUMMER, Opel, Pontiac, Saab, Saturn, Vauxhall and Wuling. GM’s OnStar subsidiary is the industry leader in vehicle safety, security and information services. More information on GM can be found at www.gm.com.
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Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, we use words like “expect,” “anticipate,” “estimate,” “forecast,” “objective,” “plan,” “goal” and similar expressions to identify forward-looking statements, representing our current judgment about possible future events. We believe these judgments are reasonable, but actual results may differ materially due to a variety of important factors. Among other items, such factors might include: market acceptance of our products; shortages of and price increases for fuel; significant changes in the competitive environment and the effect of competition on our markets, including on our pricing policies; our ability to maintain adequate liquidity and financing sources and an appropriate level of debt; and changes in general economic conditions. GM’s most recent annual report on Form 10-K and quarterly report on Form 10-Q provide information about these factors, which may be revised or supplemented in future reports to the SEC on Form 10-Q or 8-K.
# # #
Contact:
John McDonald
GM Corporate News
313-667-3714 (office)
313-418-2139 (mobile)
john.m.mcdonald@gm.com

General Motors dealers in the United States reported the following deliveries:

					(Calendar Year-to-Date)
*S/D Curr: 26	December				January - December
			% Chg	% Chg per			% Chg
*S/D Prev: 26	2008	2007	Volume	S/D	2008	2007	Volume
Vehicle Total	221,983	323,453	-31.4	-31.4	2,980,688	3,866,620	-22.9
Car Total	87,506	116,583	-24.9	-24.9	1,257,481	1,489,413	-15.6
Light Truck Total	132,524	203,254	-34.8	-34.8	1,697,338	2,333,198	-27.3
Light Vehicle Total	220,030	319,837	-31.2	-31.2	2,954,819	3,822,611	-22.7
Truck Total	134,477	206,870	-35.0	-35.0	1,723,207	2,377,207	-27.5
GM Vehicle Deliveries by Marketing Division

			% Chg	% Chg per			% Chg
	2008	2007	Volume	S/D	2008	2007	Volume
Buick Total	8,909	14,400	-38.1	-38.1	137,197	185,791	-26.2
Cadillac Total	13,235	21,436	-38.3	-38.3	161,159	214,726	-24.9
Chevrolet Total	137,691	185,626	-25.8	-25.8	1,801,131	2,265,641	-20.5
GMC Total	29,783	45,503	-34.5	-34.5	376,996	505,746	-25.5
HUMMER Total	2,170	5,333	-59.3	-59.3	27,485	55,986	-50.9
**Other-Isuzu Total	0	0	***.*	***.*	0	7,906	**.*
Pontiac Total	16,446	30,211	-45.6	-45.6	267,348	358,022	-25.3
Saab Total	1,179	2,748	-57.1	-57.1	21,368	32,711	-34.7
Saturn Total	12,570	18,196	-30.9	-30.9	188,004	240,091	-21.7

GM Vehicle Total	221,983	323,453	-31.4	-31.4	2,980,688	3,866,620	-22.9

GM Car Deliveries by Marketing Division

			% Chg	% Chg per			% Chg
	2008	2007	Volume	S/D	2008	2007	Volume
Buick Total	5,602	9,362	-40.2	-40.2	91,803	130,822	-29.8
Cadillac Total	7,214	13,458	-46.4	-46.4	105,293	131,192	-19.7
Chevrolet Total	54,871	57,207	-4.1	-4.1	715,193	756,875	-5.5
Pontiac Total	14,381	27,762	-48.2	-48.2	246,659	323,968	-23.9
Saab Total	804	2,156	-62.7	-62.7	17,708	27,454	-35.5
Saturn Total	4,634	6,638	-30.2	-30.2	80,825	119,102	-32.1

GM Car Total	87,506	116,583	-24.9	-24.9	1,257,481	1,489,413	-15.6

GM Light Truck Deliveries by Marketing Division

			% Chg	% Chg per			% Chg
	2008	2007	Volume	S/D	2008	2007	Volume
Buick Total	3,307	5,038	-34.4	-34.4	45,394	54,969	-17.4
Cadillac Total	6,021	7,978	-24.5	-24.5	55,866	83,534	-33.1
Chevrolet Total	81,862	126,865	-35.5	-35.5	1,075,326	1,493,477	-28.0
GMC Total	28,788	43,441	-33.7	-33.7	361,739	484,932	-25.4
HUMMER Total	2,170	5,333	-59.3	-59.3	27,485	55,986	-50.9
Pontiac Total	2,065	2,449	-15.7	-15.7	20,689	34,054	-39.2
Saab Total	375	592	-36.7	-36.7	3,660	5,257	-30.4
Saturn Total	7,936	11,558	-31.3	-31.3	107,179	120,989	-11.4

GM Light Truck Total	132,524	203,254	-34.8	-34.8	1,697,338	2,333,198	-27.3

*	Twenty-six selling days (S/D) for the December period this year and twenty-six for last year.

**	Prior to Aug ‘07, includes American Isuzu Motors, Inc., dealer deliveries of commercial vehicles distributed by GM as reported to GM by American Isuzu Motors Inc.

Effective Aug ‘07, GM only includes GMC & Chevrolet dealer deliveries of commercial vehicles distributed by American Isuzu Motors, Inc.

Global Markets and Industry Analysis — Sales Reporting and Data Management	Page 1 of 4

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GM Car Deliveries — (United States)
December 2008

					(Calendar Year-to-Date)
	December				January - December
			% Chg	% Chg per			% Chg
	2008	2007	Volume	S/D	2008	2007	Volume
Selling Days (S/D)	26	26			26	26
Century	0	0	***.*	***.*	0	5	**.*
LaCrosse	1,451	3,540	-59.0	-59.0	36,873	47,747	-22.8
LaSabre	0	0	***.*	***.*	0	121	**.*
Lucerne	4,151	5,822	-28.7	-28.7	54,930	82,923	-33.8
Park Avenue	0	0	***.*	***.*	0	26	**.*
Buick Total	5,602	9,362	-40.2	-40.2	91,803	130,822	-29.8
CTS	4,396	6,777	-35.1	-35.1	58,774	57,029	3.1
DeVille	0	0	***.*	***.*	0	71	**.*
DTS	1,812	4,238	-57.2	-57.2	30,479	51,469	-40.8
STS	907	2,315	-60.8	-60.8	14,790	20,873	-29.1
XLR	99	128	-22.7	-22.7	1,250	1,750	-28.6
Cadillac Total	7,214	13,458	-46.4	-46.4	105,293	131,192	-19.7
Aveo	2,257	6,323	-64.3	-64.3	55,360	67,028	-17.4
Cavalier	0	0	***.*	***.*	0	57	**.*
Classic	0	0	***.*	***.*	0	17	**.*
Cobalt	12,786	17,591	-27.3	-27.3	188,045	200,620	-6.3
Corvette	1,324	2,914	-54.6	-54.6	26,971	33,685	-19.9
Impala	21,148	17,800	18.8	18.8	265,840	311,128	-14.6
Malibu	17,355	12,172	42.6	42.6	178,253	128,312	38.9
Monte Carlo	1	404	-99.8	-99.8	711	15,784	-95.5
SSR	0	3	**.*	**.*	13	244	-94.7
Chevrolet Total	54,871	57,207	-4.1	-4.1	715,193	756,875	-5.5
Bonneville	0	0	***.*	***.*	0	130	**.*
G5	2,464	2,509	-1.8	-1.8	25,439	27,928	-8.9
G6	7,706	17,107	-55.0	-55.0	140,240	150,001	-6.5
G8	1,479	0	***.*	***.*	15,002	0	***.*
Grand Am	0	0	***.*	***.*	0	99	**.*
Grand Prix	265	3,499	-92.4	-92.4	8,636	87,622	-90.1
GTO	0	16	**.*	**.*	52	4,200	-98.8
Solstice	401	1,286	-68.8	-68.8	10,739	16,779	-36.0
Sunfire	0	0	***.*	***.*	0	39	**.*
Vibe	2,066	3,345	-38.2	-38.2	46,551	37,170	25.2
Pontiac Total	14,381	27,762	-48.2	-48.2	246,659	323,968	-23.9
9-2X	0	0	***.*	***.*	3	118	-97.5
9-3	684	1,773	-61.4	-61.4	15,167	22,979	-34.0
9-5	120	383	-68.7	-68.7	2,538	4,357	-41.7
Saab Total	804	2,156	-62.7	-62.7	17,708	27,454	-35.5
Astra	1,155	0	***.*	***.*	11,968	0	***.*
Aura	3,186	5,319	-40.1	-40.1	59,380	59,964	-1.0
ION	1	676	-99.9	-99.9	315	47,873	-99.3
Saturn L Series	0	0	***.*	***.*	0	2	**.*
Sky	292	643	-54.6	-54.6	9,162	11,263	-18.7
Saturn Total	4,634	6,638	-30.2	-30.2	80,825	119,102	-32.1

GM Car Total	87,506	116,583	-24.9	-24.9	1,257,481	1,489,413	-15.6

Global Markets and Industry Analysis — Sales Reporting and Data Management	Page 2 of 4

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GM Truck Deliveries — (United States)
December 2008

					(Calendar Year-to-Date)
	December				January - December
			% Chg	% Chg per			% Chg
	2008	2007	Volume	S/D	2008	2007	Volume
Selling Days (S/D)	26	26			26	26
Enclave	3,290	4,726	-30.4	-30.4	44,706	29,286	52.7
Rainier	2	104	-98.1	-98.1	117	4,819	-97.6
Rendezvous	3	37	-91.9	-91.9	27	15,295	-99.8
Terraza	12	171	-93.0	-93.0	544	5,569	-90.2
Buick Total	3,307	5,038	-34.4	-34.4	45,394	54,969	-17.4
Escalade	2,802	3,352	-16.4	-16.4	23,947	36,654	-34.7
Escalade ESV	1,226	1,533	-20.0	-20.0	11,054	16,370	-32.5
Escalade EXT	592	610	-3.0	-3.0	4,709	7,967	-40.9
SRX	1,401	2,483	-43.6	-43.6	16,156	22,543	-28.3
Cadillac Total	6,021	7,978	-24.5	-24.5	55,866	83,534	-33.1
Astro	0	0	***.*	***.*	0	25	**.*
C/K Suburban (Chevy)	6,055	6,773	-10.6	-10.6	54,058	83,673	-35.4
Chevy C/T Series	16	20	-20.0	-20.0	345	273	26.4
Chevy W Series	98	275	-64.4	-64.4	1,556	2,758	-43.6
Colorado	4,447	5,410	-17.8	-17.8	54,346	75,716	-28.2
Equinox	5,747	7,704	-25.4	-25.4	67,447	89,552	-24.7
Express Cutaway/G Cut	923	2,390	-61.4	-61.4	13,237	20,745	-36.2
Express Panel/G Van	4,735	7,243	-34.6	-34.6	60,427	77,375	-21.9
Express/G Sportvan	597	1,434	-58.4	-58.4	13,322	16,610	-19.8
HHR	6,869	9,650	-28.8	-28.8	96,053	105,175	-8.7
Kodiak 4/5 Series	683	1,014	-32.6	-32.6	7,125	9,848	-27.7
Kodiak 6/7/8 Series	161	245	-34.3	-34.3	1,586	2,410	-34.2
S/T Blazer	0	0	***.*	***.*	0	7	**.*
Tahoe	6,417	11,351	-43.5	-43.5	91,578	146,256	-37.4
TrailBlazer	4,087	12,072	-66.1	-66.1	74,878	134,626	-44.4
Traverse	4,935	0	***.*	***.*	9,456	0	***.*
Uplander	513	4,177	-87.7	-87.7	40,456	69,885	-42.1
Venture	0	0	***.*	***.*	0	25	**.*

Avalanche	3,197	5,101	-37.3	-37.3	35,003	55,550	-37.0
Silverado-C/K Pickup	33,340	53,560	-37.8	-37.8	465,065	618,257	-24.8
Chevrolet Fullsize Pickups	36,537	58,661	-37.7	-37.7	500,068	673,807	-25.8

Chevrolet Total	82,820	128,419	-35.5	-35.5	1,085,938	1,508,766	-28.0

Acadia	3,711	7,393	-49.8	-49.8	66,440	72,765	-8.7
Canyon	1,443	1,437	0.4	0.4	14,974	20,888	-28.3
Envoy	1,160	3,937	-70.5	-70.5	23,876	48,586	-50.9
GMC C/T Series	55	184	-70.1	-70.1	566	1,127	-49.8
GMC W Series	202	903	-77.6	-77.6	2,570	4,721	-45.6
Safari (GMC)	0	0	***.*	***.*	0	13	**.*
Savana Panel/G Classic	672	1,422	-52.7	-52.7	10,323	15,181	-32.0
Savana Special/G Cut	563	435	29.4	29.4	10,729	8,518	26.0
Savana/Rally	62	190	-67.4	-67.4	1,385	2,007	-31.0
Sierra	12,980	19,782	-34.4	-34.4	168,544	208,243	-19.1
Topkick 4/5 Series	391	481	-18.7	-18.7	7,841	8,929	-12.2
Topkick 6/7/8 Series	347	494	-29.8	-29.8	4,280	6,037	-29.1
Yukon	4,401	5,162	-14.7	-14.7	39,064	63,428	-38.4
Yukon XL	3,796	3,683	3.1	3.1	26,404	45,303	-41.7
GMC Total	29,783	45,503	-34.5	-34.5	376,996	505,746	-25.5

Global Markets and Industry Analysis — Sales Reporting and Data Management	Page 3 of 4

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GM Truck Deliveries — (United States)
December 2008

					(Calendar Year-to-Date)
	December				January - December
			% Chg	% Chg per			% Chg
	2008	2007	Volume	S/D	2008	2007	Volume
Selling Days (S/D)	26	26			26	26
HUMMER H1	0	3	**.*	**.*	17	125	-86.4
HUMMER H2	374	1,150	-67.5	-67.5	6,095	12,431	-51.0
HUMMER H3	1,529	4,180	-63.4	-63.4	20,681	43,430	-52.4
HUMMER H3T	267	0	***.*	***.*	692	0	***.*
HUMMER Total	2,170	5,333	-59.3	-59.3	27,485	55,986	-50.9
Other-Isuzu F Series	0	0	***.*	***.*	0	1,116	**.*
Other-Isuzu H Series	0	0	***.*	***.*	0	61	**.*
Other-Isuzu N Series	0	0	***.*	***.*	0	6,729	**.*
Other-Isuzu Total	0	0	***.*	***.*	0	7,906	**.*
Aztek	0	0	***.*	***.*	0	25	**.*
Montana	0	0	***.*	***.*	0	26	**.*
Montana SV6	0	28	**.*	**.*	64	1,359	-95.3
Torrent	2,065	2,421	-14.7	-14.7	20,625	32,644	-36.8
Pontiac Total	2,065	2,449	-15.7	-15.7	20,689	34,054	-39.2
9-7X	375	592	-36.7	-36.7	3,660	5,257	-30.4
Saab Total	375	592	-36.7	-36.7	3,660	5,257	-30.4
Outlook	1,354	3,157	-57.1	-57.1	25,340	34,748	-27.1
Relay	3	73	-95.9	-95.9	163	1,474	-88.9
VUE	6,579	8,328	-21.0	-21.0	81,676	84,767	-3.6
Saturn Total	7,936	11,558	-31.3	-31.3	107,179	120,989	-11.4

GM Truck Total	134,477	206,870	-35.0	-35.0	1,723,207	2,377,207	-27.5

Global Markets and Industry Analysis — Sales Reporting and Data Management	Page 4 of 4

GM Production Schedule — 01/05/09

								Memo: Joint Venture
		GMNA					Total	GMNA [1]		International [5]
Units 000s	Car [1]	Truck [1]	Total	GME [2]	GMLAAM [3]	GMAP [4]	Worldwide	Car	Truck
2008 Q4 #	371	452	823	214	166	453	1,656	18	13	261
O/(U) prior forecast	(9)	(3)	(12)	1	(30)	(41)	(82)	1	0	(33)

2009 Q1 # *	143	277	420	277	161	445	1,303	18	9	285
O/(U) prior forecast	(92)	(88)	(180)	(98)	(41)	(75)	(394)	(4)	(4)	(55)

		GMNA					Total	GMNA [1]		International [5]
Units 000s	Car	Truck	Total	GME	GMLAAM	GMAP	Worldwide	Car	Truck
2002
1st Qtr.	600	753	1,353	456	131	65	2,005	11	11	NA
2nd Qtr.	688	865	1,553	453	141	74	2,221	15	17	NA
3rd Qtr.	568	740	1,308	408	132	87	1,935	19	20	NA
4th Qtr.	602	824	1,426	453	157	81	2,117	14	25	NA

CY	2,458	3,182	5,640	1,770	561	307	8,278	59	73	NA

2003
1st Qtr.	591	860	1,451	491	127	77	2,146	19	24	NA
2nd Qtr.	543	837	1,380	488	128	90	2,086	19	24	NA
3rd Qtr.	492	753	1,245	393	135	120	1,893	20	17	NA
4th Qtr.	558	827	1,385	446	157	133	2,121	16	20	NA

CY	2,184	3,277	5,461	1,818	547	420	8,246	74	85	NA

2004
1st Qtr.	525	820	1,345	473	159	296	2,273	19	19	247
2nd Qtr.	543	846	1,389	503	172	337	2,401	18	48	284
3rd Qtr.	463	746	1,209	411	185	314	2,119	16	43	261
4th Qtr.	466	811	1,277	442	200	386	2,305	17	47	324

CY	1,997	3,223	5,220	1,829	716	1,333	9,098	70	158	1,116

2005
1st Qtr.	470	712	1,182	502	185	335	2,204	16	51	286
2nd Qtr.	458	789	1,247	501	195	398	2,341	17	49	337
3rd Qtr.	423	723	1,146	412	207	409	2,174	15	50	199
4th Qtr.	483	798	1,281	443	188	420	2,332	14	68	197

CY	1,834	3,022	4,856	1,858	775	1,562	9,051	62	218	1,019

2006
1st Qtr.	496	759	1,255	494	194	472	2,415	18	50	246
2nd Qtr.	462	775	1,237	495	206	482	2,420	17	58	258
3rd Qtr.	417	633	1,050	374	215	433	2,072	12	48	202
4th Qtr.	446	661	1,107	443	215	509	2,274	11	43	260

CY	1,821	2,828	4,649	1,806	830	1,896	9,181	58	199	966

2007
1st Qtr.	399	664	1,063	511	222	544	2,340	15	35	287
2nd Qtr.	402	740	1,142	464	233	571	2,410	12	42	264
3rd Qtr.	367	653	1,020	396	251	489	2,156	11	39	252
4th Qtr.	358	684	1,042	457	253	627	2,380	11	45	323

CY	1,526	2,741	4,267	1,828	960	2,231	9,286	49	161	1,126

2008
1st Qtr.	360	525	885	493	243	612	2,233	12	42	336
2nd Qtr.	382	452	834	495	276	619	2,224	20	36	320
3rd Qtr.	436	479	915	348	276	500	2,039	21	29	265
4th Qtr. #	371	452	823	214	166	453	1,656	18	13	261

CY	1,549	1,908	3,457	1,550	961	2,184	8,152	71	120	1,182

2009
1st Qtr. #	143	277	420	277	161	445	1,303	18	9	285

*	Variance reported only if current production estimate by region differs from prior production estimate by 5K units or more

#	Denotes estimate

All Numbers may vary due to rounding

[1]	GMNA includes joint venture production — NUMMI units included in GMNA Car; HUMMER and CAMI units included in GMNA Truck

[2]	GME includes GM-AvtoVAZ joint venture production beginning in Q1 2004

[3]	GMLAAM includes GM Egypt joint venture from 2001 through current calendar year

[4]	GMAP includes joint venture production: Shanghai GM Norsom Motors (formerly Jinbei GM) and Shanghai GM beginning in 2000 and SAIC-GM-Wuling and GM Daewoo Auto Technologies (GMDAT) beginning in Q1 2004.

[5]	International joint venture production includes GM-AvtoVAZ, GM Egypt, Shanghai GM Norsom Motors, Shanghai GM, SAIC-GM-Wuling, and GMDAT. Starting in Q3 2005 International joint venture production does not include GMDAT.

This report is governed by the Forward Looking Statements language found in the Terms and Conditions on the GM Institutional Investor website.